               AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT

         THIS AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of June 30, 2000, is between Option Care, Inc., a California corporation (the "GRANTOR"), and Bank of America, N.A., as the Lenders' Agent (the "LENDERS' AGENT").

                                  WITNESSETH:

         WHEREAS, the Grantor and the Lenders' Agent are entering into an Amended and Restated Loan and Security Agreement dated the same date as this Agreement (as amended, amended and restated or otherwise modified from time to time, the "LOAN AND SECURITY AGREEMENT") with the other parties thereto;

         WHEREAS, the Grantor is party to that certain Trademark Security Agreement dated as of February 5, 1999 (the "EXISTING TRADEMARK SECURITY AGREEMENT"); and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce the Lenders to make Loans pursuant to the Loan and Security Agreement, the Grantor agrees to amend and restate the Existing Trademark Security Agreement, for the benefit of the Lenders and the Lenders' Agent, as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan and Security Agreement.

         SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations, and for the benefit of the Lenders and the Lenders' Agent: the Grantor does hereby mortgage, pledge and hypothecate to the Lenders' Agent, and grant to the Lenders' Agent a security interest in, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those refereed to in ATTACHMENT 1 hereto;

                  (b) all Trademark licenses, including any Trademark license referred to in ATTACHMENT 1 hereto;

                  (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

                  (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to an ATTACHMENT 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

         SECTION 3. LOAN AND SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lenders' Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Lenders' Agent under the Loan and Security Agreement. The Loan and Security Agreement (and all rights and remedies of the Lenders' Agent thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations and the termination of the Loan and Security Agreement, the Lenders' Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on the security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. REPRESENTATIONS AND WARRANTIES; COVENANTS. The Grantor represents and warrants to, and the Grantor covenants with, the Lenders' Agent that: (a) all Trademark Collateral is and shall continue to be owned by Grantor free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Security Interest in the Trademark Collateral is not and shall not be subject to any prior Lien; and (c) the Grantor shall not, without the Lenders' Agent's prior written consent, sell, lease or dispose of or permit the sale or disposition of the Trademark Collateral or any portions thereof.

         SECTION 6. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders' Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 7. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Loan and Security Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan and Security Agreement.

         SECTION 8. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9. EFFECT ON EXISTING TRADEMARK SECURITY AGREEMENT. This Agreement amends and restates the Existing Trademark Security Agreement effective as of the date of this Agreement. This Agreement shall not effect a novation of the obligations of the parties to the Existing Trademark Security Agreement, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations. The parties hereto hereby affirm, ratify and confirm all transactions pursuant to the Existing Trademark Security Agreement.

                              [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        OPTION CARE, INC., a California
                                         corporation


                                        By /s/ Rajat Rai
                                          -------------------------------------
                                        Name:  Rajat Rai
                                        Title: President


                                        BANK OF AMERICA, N.A., as Lenders' Agent


                                        By
                                          -------------------------------------
                                          Vice President

                                                                    ATTACHMENT 1


                                                Registered Trademarks*
                               ------------------------------------------------------
Country                        Trademark        Registration No.    Registration Date
-------                        -----------      ----------------    -----------------

United States of America       OPTION CARE      1,331,421           April 16, 1985

United States of America       O.P.T.I.O.N.     1,562,796           October 24, 1989
                               CARE

United States of America       OPTIONET         1,604,898           July 3, 1990

United States of America       BILLING PLUS     1,694,125           June 16, 1992

United States of America       FOCIS            1,778,323           June 22, 1993

United States of America       OPTION CARE      1,804,925           November 16, 1993
                               AND DESIGN

United States of America       ADDISON          2,179,767           August 4, 1998

United States of America       FROG Logo        2,201,367           November 3, 1998

United States of America       ADDISON ASTHMA   2,179,768           August 4, 1998
                               PROGRAM

United States of America       OPTION ONE       2,265,209           July 27, 1999

United States of America       ANY PATIENT,     2,149,462           April 7, 1998
                               ANY SERVICE,
                               ANYWHERE

United States of America       OPTION CARE      1,728,451           October 27, 1992
                               and Design

---------------
* The Separate registration of "Option Care" in the United States of America as registration number 1,572,579 on December 19, 1989, has been cancelled.


United States of America       OPTION CARe         1,331,421           April 16, 1985*

United States of America       WE HAVE THE         1,336,094           May 14, 1985
                               SOLUTION FOR
                               YOU

United States of America       OPTIONET            2,068,555           June 10, 1997

United States of America       OPTION CARE         2,073,162           June 24, 1997

United States of America       MISCELLANEOUS       2,329,601           March 14, 2000
                               DESIGN

United States of America       SAMSON AND          2,343,457           April 18, 2000
                               EAGLE DESIGN

United States of America       SAMSON AND          2,343,460           April 18, 2000
                               CLAN DESIGN

United States of America       ADDISON             2,348,785           May 9, 2000

United States of America       ADDISON ASTHMA      2,348,784           May 9, 2000
                               PROGRAM

China                          OPTION CARE         1,213,878           October 7, 1998

United States of America       JEOP-BIRD-DY        2,221,698           February 2, 1999

United States of America       SOAR TO NEW         2,221,699           February 2, 1999
                               HEIGHTS

United States of America       SAMSON              2,221,696           February 2, 1999

United States of America       SAMSON AND          2,221,694           February 2, 1999
                               DESIGN

United States of America       SAMSON AND          2,221,695           February 2, 1999
                               DESIGN

United States of America       "Miscellaneous      2,221,697           Date Applied for:
                               Design"                                 February 2, 1999


                                            6


United States of America       "Miscellaneous      2,218,959           Date Applied for:
                               Design"                                 January 19, 1988

United States of America       SAMSON              2,343,458           April 18, 2000

United States of America       WE HAVE THE         1,336,094           May 14, 1985
                               SOLUTION FOR
                               YOU

Japan                          OPTION CARE         4094083             December 19, 1997

Australia                      OPTION CARE         729029              November 28, 1997

Hong Kong                      OPTION CARE         B12328/1999         October 12, 1997

UNITED STATES OF AMERICA       SAMSON AND          2,221,695           February 2, 1999
                               PAW PRINT
                               design

Hungary                        OPTION CARE         159,390             April 1, 1999

California                     OPTION ONE          047502              March 7, 1997

California                     OPTION CARE         047596              March 25, 1997

                                             Pending Trademark Applications
                               ---------------------------------------------------------
Country                        Trademark           Application No.     Filing Date
-------                        ----------------    ----------------    -----------------

United States of America       THE RIGHT           75/440,761          Date Applied for:
                               OPTION                                  February 17, 1998

United States of America       FANCIFUL            75/359,373          Date Applied for:
                               DESIGNS, as                             September 18, 1997
                               applied to
                               Pediatric Growth
                               Hormone Program

United States of America       THE BEST OPTION     75/511,504          Date Applied for:
                                                                       July 1, 1998

United States of America       FANCIFUL design,    2,218,959           Date Applied for:
                               as applied to                           January 19, 1999
                               Pediatric Growth
                               Hormone Program

United States of America       OPTIONCARE.COM      75/673,104          Date Applied for:
                                                                       April 2, 1999

                                               7


United States of America       SOAR TO NEW         75/716,256          Date Applied For:
                               HEIGHTS                                 May 27, 1999

United States of America       CLAN DESIGN         75/716,209          Date Applied for:
                                                                       May 27, 1999

United States of America       EAGLE DESIGN        75/716,229          May 27, 1999

United States of America       EMMY SAMSON         75/716,289          May 27, 1999
                               (Design)

United States of America       EMMY SAMSON         75/716,291          May 27, 1999

United States of America       EMMY (Design)       75/716,179          May 27, 1999

United States of America       EMMY                75/716,290          May 27, 1999

United States of America       BEYOND              75/739,008          June 29, 1999
                               EXCELLENCE

United States of America       C.A.R.E. PROGRAM    75/739,009          June 29, 1999

Chili                          OPTION CARE         457,422             August 9, 1999

United States of America       UPTOWNET.COM        75/879,710          December 22, 1999

Argentina                      OPTION CARE         2,277,224           March 29, 2000

United States of America       OPTION MED          76/037,307          April 27, 2000

United States of America       OPTION MED          76/046,350          May 10, 2000

Singapore                      OPTION CARE         File #S/2739/97     File Date March 10,
                                                                       1997

Poland                         OPTION CARE         Z199347             March 19, 1999

Israel                         OPTION CARE         126902              April 5, 1999

                                              8